UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2023

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500
Redwood City, CA 94065
(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure

On September 26, 2023, Soleno Therapeutics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the top-line results of the Randomized Withdrawal Study of the Company’s once-daily DCCR (Diazoxide Choline) Extended Release tablets for the treatment of Prader-Willi Syndrome (PWS). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

ITEM 8.01	Other Events

The Press Release contained the following disclosures regarding the Company’s C602 Randomized Withdrawal Period Design and Key Top-Line Results:

Trial Design:

The multi-center, randomized, double-blind, placebo-controlled randomized withdrawal period enrolled 77 patients previously enrolled in Study C602 who had been on open-label treatment with DCCR for between two and four years. Participants were randomized 1:1 to receive either DCCR (n=38) or placebo (n=39) for a period of four months. The primary endpoint was the change from baseline in hyperphagia-related behaviors as assessed by the hyperphagia questionnaire for clinical trials (HQ-CT), a caregiver-completed nine item validated questionnaire for assessing hyperphagia in PWS. Secondary endpoints included investigator assessments of participants’ overall severity of illness and change in condition, as measured by Clinical Global Impression of Severity (CGI-S) and Clinical Global Impression of Improvement (CGI-I) ratings, respectively.

Key Top-line Results:

•

Hyperphagia-related behaviors markedly worsened in the placebo group compared to DCCR, represented by a highly statistically significant, clinically meaningful difference in mean change from baseline in the HQ-CT total score of 5.0 at week 16 (p=0.0022).

•

Secondary endpoints of CGI-S and CGI-I both showed strong trends towards worsening in the placebo group compared to DCCR over the course of the randomized withdrawal period (p=0.08 and 0.09), respectively.

•

DCCR continued to be generally well-tolerated in the randomized withdrawal period with no new or unexpected safety signals, including no serious adverse events or discontinuations due to adverse events occurring in any participants in the DCCR group.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Soleno Therapeutics, Inc. dated September 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.

Date: September 26, 2023

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer

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